UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2020

Cole Office & Industrial REIT (CCIT III), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-209128 (1933 Act)	47-0983661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2398 East Camelback Road, 4th Floor, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 1.01	Entry into a Material Definitive Agreement
As previously disclosed, on August 30, 2020, Cole Office & Industrial REIT (CCIT III), Inc. (the “Company” or “CCIT III”), CIM Real Estate Finance Trust, Inc. (“CMFT”) and Thor III Merger Sub, LLC, a wholly owned subsidiary of CMFT (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with respect to the proposed merger of Merger Sub (the “Merger”) with and into CCIT III, with Merger Sub surviving the Merger.
On November 3, 2020, the parties to the Merger Agreement entered into Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”), pursuant to which (i) the Merger Agreement was amended to increase the Exchange Ratio from 1.093 to 1.098 shares of CMFT Common Stock for each share of CCIT III Common Stock (as each term is defined in the Merger Agreement) (with such ratio subject to adjustments in accordance with the terms and conditions of the Merger Agreement) and (ii) CCIT III irrevocably waived its right to terminate the Merger Agreement set forth in Section 9.1(c)(iii) in relation to the amendment of the CCPT V Merger Agreement (as defined in the Merger Agreement) to increase the exchange ratio set forth therein.
The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01	Other Events.
Distributions
On October 28, 2020, the Board of Directors (the “Board”) of the “Company authorized a distribution for the month of October 2020 of $0.0322 per share of the Company’s Class A and Class T common stock, less the per share distribution and stockholder servicing fees that are payable with respect to shares of Class T common stock (as such fees are calculated on a daily basis for the period of October 1, 2020 to October 31, 2020). On August 30, 2020, the Board approved the suspension of the Company’s second amended and restated distribution reinvestment plan, and therefore, distributions for the month of October 2020 will be paid in cash to all stockholders. The distribution for each class of common stock is payable to stockholders of record as of the close of business on October 29, 2020 and will be paid in cash on November 2, 2020.
ADDITIONAL INFORMATION ABOUT THE MERGER
In connection with the proposed Merger, CMFT intends to file a definitive registration statement on Form S-4 with the SEC that will include a proxy statement of the Company and will also constitute a prospectus of CMFT. This communication is not a substitute for such registration statement, the proxy statement/prospectus or any other documents that will be made available to the stockholders of the Company. In connection with the proposed Merger, the Company intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A relating to a special meeting of its stockholders. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE RELEVANT PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Stockholders of the Company will be able to obtain such documents free of charge at the SEC’s website, www.sec.gov, or through CIM’s website at https://www.cimgroup.com/investment-strategies/individual/for-shareholders, as they become available. Such documents are not currently available.
PARTICIPANTS IN SOLICITATION RELATING TO THE MERGER
The Company and CMFT and their respective directors and executive officers, as well as certain affiliates of CIM Group, LLC serving as their external advisors, may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed Merger between the Company and CMFT. Information regarding the directors, executive officers and external advisors of each of the Company and CMFT is contained in the Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC by each entity on March 30, 2020, as amended on April 27, 2020. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement of the Company regarding its proposed Merger with CMFT when it becomes available.
NO OFFER OR SOLICITATION
This communication does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of a proxy or of any vote or approval. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication may be deemed to be solicitation material in respect of the proposed Merger.

Forward-Looking Statements
This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements can generally be identified as forward-looking because they include words such as “believes,” “anticipates,” “expects,” “would,” “could,” or words of similar meaning. Statements that describe future plans and objectives are also forward-looking statements. These statements are based on the current expectations of management for the Company and CMFT and on currently available industry, financial and economic data. Actual results may vary materially from those expressed or implied by the forward-looking statements, which are subject to a number of risks and uncertainties, many of which are out of the control of such companies, including, but not limited to, those associated with the risk that the Merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to satisfy the conditions to the consummation of the Merger, including the approval of the stockholders of the Company; and other factors, including those set forth in the section entitled “Risk Factors” in the Company’s and CMFT’s most recent Annual Reports on Form 10-K, as amended, and Quarterly Reports on Form 10-Q filed with the SEC, and other reports filed by the Company and CMFT with the SEC, copies of which are available on the SEC’s website, www.sec.gov. Forward-looking statements are not guarantees of performance or results and speak only as of the date such statements are made. Except as required by law, none of the Company or CMFT undertakes any obligation to update or revise any forward-looking statement in this communication, whether to reflect new information, future events, changes in assumptions or circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1
Amendment No. 1 to Agreement and Plan of Merger, dated as of November 3, 2020, by and among CIM Real Estate Finance Trust, Inc., Thor III Merger Sub, LLC and Cole Office & Industrial REIT (CCIT III), Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2020	COLE OFFICE & INDUSTRIAL REIT (CCIT III), INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

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